SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              DAMEN FINANCIAL CORP.
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                (Name of Registrant as Specified in Its Charter)
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[GRAPHIC-COMPANY LOGO]
DAMEN FINANCIAL CORPORATION






                                                      January 13, 1998





              Dear Fellow Stockholder:

              We recently sent you Damen Financial Corporation's Annual Report and Proxy Statement for the Annual Meeting scheduled for January 27, 1998. Our latest records indicate that your proxy card has not yet been returned. No matter how many shares you own, your vote is important. Enclosed is a duplicate proxy. Please take this opportunity to sign, date and return it in the postage-paid envelope provided.

              Please keep in mind that your Board of Directors has unanimously recommended that you vote your shares FOR the Board's nominees for election as directors, FOR the ratification of the appointment of auditors, and AGAINST the stockholder proposal.

              On behalf of your Board of Directors and the management of Damen, I would like to take this opportunity to wish you the very best for the New Year and to thank you for your continuing interest and support.



                                                        Sincerely,




                                                     /s/Mary Beth Poronsky Stull
                                                        Mary Beth Poronsky Stull
                                                        Chairman, President and
                                                        Chief Executive Officer









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                               200 WEST HIGGINS ROAD o SCHAUMBURG, IL 60195-3788
                                                             PHONE: 847.882.5320

                                 REVOCABLE PROXY
                           DAMEN FINANCIAL CORPORATION

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 27, 1998

   The undersigned hereby appoints the Board of Directors of Damen Financial Corporation (the "Company"), and its survivor, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders (the "Meeting"), to be held at the Holiday Inn, located at 3405 Algonquin Road, Rolling Meadows, Illinois on January 27, 1998 at 10:30 a.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed (except as marked to the contrary below):


   Carol A. Diver and Nicholas J. Raino

               [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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2. The  ratification  of the  appointment  of Cobitz,  VandenBerg  & Fennessy as auditors for the Company for the fiscal year ending September 30, 1998.


               [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

   The Board of Directors recommends a vote "FOR" the election of the nominees listed in Item 1 above and "FOR" the ratification of the appointment of auditors named in Item 2 above.

   The Board of Directors  recommends a vote "AGAINST" the proposal set forth in
Item 3 below.

3. A proposal by a stockholder of the Company, as described in the accompanying Proxy Statement.


               [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

   In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS.

   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AS DIRECTORS LISTED IN
ITEM 1 ABOVE AND FOR THE  RATIFICATION  OF THE  APPOINTMENT OF AUDITORS NAMED IN
ITEM 2 ABOVE AND AGAINST THE PROPOSAL SET FORTH IN ITEM 3 ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                           DAMEN FINANCIAL CORPORATION

  This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

  Please sign exactly as your name(s) appear(s) on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY